WisdomTree Trust

WisdomTree Alternative Income Fund (HYIN)

(the “Fund”)

Supplement dated July 18, 2025, to the

currently effective Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) each dated January 1, 2025, as supplemented

Effective July 18, 2025, the WisdomTree Alternative Income Fund (now, the WisdomTree Private Credit and Alternative Income Fund) changed its name, principal investment strategies, and investment objective. Therefore, effective immediately, all references and information related to the Fund in the Prospectus and SAI are hereby deleted in their entirety. Information pertaining to the Fund, including a description of its investment strategies, can be found in the Fund’s new prospectus and statement of additional information, each dated July 18, 2025, which are available on the Fund’s website at https://www.wisdomtree.com/investments/resource-library/prospectus-regulatory-reports or through your financial intermediary.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-HYIN-0725